Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Sunrise Energy Resources, Inc. (the “Company”) for the quarter ended June 30, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, John Shearer, Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 17, 2010

By:	/s/ John Shearer
John Shearer
Chief Executive Officer
(Principal Financial and Accounting Officer)